Schedule II

Funds of the Trust
(as of September 23, 2024)

First Trust Income Opportunities ETF (FCEF)

First Trust Flexible Municipal High Income ETF (MFLX)

First Trust TCW Opportunistic Fixed Income ETF (FIXD)

First Trust TCW Unconstrained Plus Bond ETF (UCON)

First Trust Low Duration Strategic Focus ETF (LDSF)

FT Vest U.S. Equity Buffer ETF – August (FAUG)

FT Vest U.S. Equity Deep Buffer ETF – August (DAUG)

FT Vest U.S. Equity Buffer ETF – November (FNOV)

FT Vest U.S. Equity Deep Buffer ETF – November (DNOV)

First Trust Active Factor Large Cap ETF (AFLC)

First Trust Active Factor Mid Cap ETF (AFMC)

First Trust Active Factor Small Cap ETF (AFSM)

FT Vest U.S. Equity Buffer ETF – February (FFEB)

FT Vest U.S. Equity Deep Buffer ETF – February (DFEB)

First Trust TCW Securitized Plus ETF (DEED)

FT Vest U.S. Equity Buffer ETF – May (FMAY)

FT Vest U.S. Equity Deep Buffer ETF – May (DMAY)

First Trust Multi-Manager Large Growth ETF (MMLG)

FT Vest U.S. Equity Buffer ETF – June (FJUN)

FT Vest U.S. Equity Deep Buffer ETF – June (DJUN)

FT Vest U.S. Equity Buffer ETF – July (FJUL)

FT Vest U.S. Equity Deep Buffer ETF – July (DJUL)

FT Vest Laddered Buffer ETF (BUFR)

FT Vest U.S. Equity Buffer ETF – September (FSEP)

FT Vest U.S. Equity Deep Buffer ETF – September (DSEP)

FT Vest U.S. Equity Buffer ETF – October (FOCT)

FT Vest U.S. Equity Deep Buffer ETF – October (DOCT)

FT International Equity Moderate Buffer ETF – December (YDEC)

FT Vest Nasdaq-100® Buffer ETF – December (QDEC)

FT Vest U.S. Equity Buffer ETF – December (FDEC)

FT Vest U.S. Equity Deep Buffer ETF – December (DDEC)

FT Vest U.S. Equity Buffer ETF – January (FJAN)

FT Vest U.S. Equity Deep Buffer ETF – January (DJAN)

FT Vest Laddered Deep Buffer ETF (BUFD)

First Trust TCW Emerging Markets Debt ETF (EFIX)

FT Vest U.S. Equity Deep Buffer ETF – March (FMAR)

FT Vest U.S. Equity Deep Buffer ETF – March (DMAR)

FT Vest Nasdaq-100® Buffer ETF – March (QMAR)

FT International Equity Moderate Buffer ETF – March (YMAR)

FT Vest U.S. Equity Buffer ETF – April (FAPR)

FT Vest U.S. Equity Deep Buffer ETF – April (DAPR)

Schedule II (Continued)

Funds of the Trust

First Trust Innovation Leaders ETF (ILDR)

FT Vest Nasdaq-100® Buffer ETF – June (QJUN)

FT Vest International Equity Moderate Buffer ETF – June (YJUN)

First Trust Expanded Technology ETF (XPND)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)

FT Vest Nasdaq-100® Buffer ETF – September (QSPT)

FT Vest International Equity Moderate Buffer ETF – September (YSEP)

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

  FT Cayman Subsidiary VI

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)

FT Vest Buffered Allocation Defensive ETF (BUFT)

FT Vest Buffered Allocation Growth ETF (BUFG)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)

FT Vest Laddered Nasdaq Buffer ETFs (BUFQ)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)

FT Vest U.S. Equity Moderate Buffer ETF – January (GJAN)

FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)

First Trust Multi-Strategy Alternative ETF (LALT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)

FT Vest U.S. Equity Moderate Buffer ETF – March (GMAR)

FT Vest U.S. Equity Moderate Buffer ETF – April (GAPR)

FT Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)

FT Vest U.S. Equity Moderate Buffer ETF – May (GMAY)

FT Vest U.S. Equity Moderate Buffer ETF – June (GJUN)

FT Vest U.S. Equity Moderate Buffer ETF – July (GJUL)

FT Vest U.S. Equity Moderate Buffer ETF – August (GAUG)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)

FT Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)

FT Vest U.S. Equity Moderate Buffer ETF – September (GSEP)

FT Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)

FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)

FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)

FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)

FT Vest Laddered Moderate Buffer ETF (BUFZ)

First Trust Active Global Quality Income ETF (AGQI)

FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)

FT Vest U.S. Equity Buffer & Premium Income ETF – December (XIDE)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)

FT Raymond James Multicap Growth Equity ETF (RJMG)

FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)

Schedule II (Continued)

Funds of the Trust

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)

FT Vest U.S. Equity Buffer & Premi um Income ETF – March (XIMR)

FT Vest U.S. Equity Max Buffer ETF – March (MARM)

FT Vest Nasdaq®-100 Conservative Buffer ETF – July (QCJL)

FT Vest Nasdaq®-100 Conservative Buffer ETF – October* (QCOC)

FT Vest Nasdaq®-100 Conservative Buffer ETF – January* (QCJA)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)

FT Vest Nasdaq®-100 Conservative Buffer ETF – April (QCAP)

FT Energy Income Partners Enhanced Income ETF (EIPI)

FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)

FT Vest Nasdaq-100 Moderate Buffer ETF – May (QMMY)

FT Vest Nasdaq-100 Moderate Buffer ETF – August (QMAG)

FT Vest Nasdaq-100 Moderate Buffer ETF – November* (QMNV)

FT Vest Nasdaq-100 Moderate Buffer ETF – February* (QMFE)

FT Vest U.S. Equity Max Buffer ETF – June (JUNM)

FT Vest U.S. Equity Buffer & Premium Income ETF – June (XIJN)

FT Vest U.S. Equity Equal Weight Buffer ETF – June (RSJN)

FT Vest U.S. Equity Max Buffer ETF – July (JULM)

FT Vest U.S. Equity Max Buffer ETF – August (AUGM)

FT Vest U.S. Equity Max Buffer ETF – September (SEPM)

FT Vest U.S. Equity Equal Weight Buffer ETF – September (RSSE)

FT Vest U.S. Equity Equal Weight Buffer ETF – December* (RSDE)

FT Vest U.S. Equity Equal Weight Buffer ETF – March* (RSMR)

FT Vest Emerging Market Buffer – September (TSEP)

FT Vest Emerging Market Buffer – December* (TDEC)

FT Vest Emerging Market Buffer – March* (TMAR)

FT Vest Laddered International Moderate Buffer ETF (BUFY)